UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2026
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 17, 2026, CoreWeave, Inc. (the “Company”) announced that it intends to offer, subject to market and other customary conditions, $3.0 billion in aggregate principal amount of its convertible senior notes due 2033 (the “Convertible Notes”) in a private offering (the “Convertible Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also intends to grant the initial purchasers of the Convertible Notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the Convertible Notes are first issued, up to an additional $500 million aggregate principal amount of Convertible Notes. The Convertible Notes will be general senior unsecured obligations of the Company and will be guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of the Company. In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions will initially cover, subject to certain customary adjustments, the number of shares of the Company’s Class A common stock, par value $0.000005 per share (the “Common Stock”) that will initially underlie the Convertible Notes. If the initial purchasers exercise their option to purchase additional Convertible Notes, then the Company expects to enter into additional capped call transactions with the option counterparties. The Company intends to use a portion of the net proceeds from the Convertible Notes Offering to fund the cost of entering into the capped call transactions described above and the remainder of the net proceeds from the Convertible Notes Offering for general corporate purposes. If the initial purchasers exercise their option to purchase additional Convertible Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described above, and the remainder of any such additional net proceeds for general corporate purposes.

On September 17, 2026, the Company issued a press release announcing the commencement of the Convertible Notes Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, the Company is herein furnishing certain supplemental information included in Exhibit 99.2 hereto and incorporated herein by reference that is being provided to potential investors in connection with the Convertible Notes Offering.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Item 8.01 Other Events.

On September 17, 2026, the Company entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, each acting as agent for the Company (each, a “Sales Agent” and collectively, the “Sales Agents”), Deutsche Bank AG, London Branch, Goldman Sachs Bank USA, Morgan Stanley & Co. LLC and Citibank, N.A. (each, in its capacity as purchaser under any Collared Forward Sale Agreement (as defined below), a “Forward Purchaser” and collectively, the “Forward Purchasers”) and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. (each, as agent for its affiliated Forward Purchaser in connection with the offering and sale of any shares of the Common Stock from time to time in connection with a Collared Forward Sale Agreement, a “Forward Seller” and collectively, the “Forward Sellers”).

Pursuant to the Equity Distribution Agreement, up to 35,000,000 shares of Common Stock may be offered and sold from time to time by the Company through or to the Sales Agents and/or through the offer and sale of borrowed shares of Common Stock by one or more Forward Sellers pursuant to any Collared Forward Sale Agreement. The Company expects to agree with the initial purchasers that no shares of its Common Stock will be sold pursuant to the Equity Distribution Agreement until at least 30 days after the date of the purchase agreement for the Convertible Notes Offering. Sales of Common Stock made pursuant to the Equity Distribution Agreement, if any, will be made by any method permitted by law including, without limitation, an “at the market offering” as defined in Rule 415 under the Securities Act, sales made by means of ordinary brokers’ transactions, or sales made to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices and subject to certain limitations in and compliance with the conditions in the Equity Distribution Agreement. In addition, shares of Common Stock may be offered and sold by such other methods, including privately negotiated transactions (including block sales), as the Company and the Sales Agents may agree. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including among others, market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. Any such Common Stock sold will be offered and sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-296553) filed with the Securities and Exchange Commission on June 5, 2026, or a subsequent replacement registration statement.

In connection with any such sales through the Sales Agents, each Sales Agent will receive a commission equal to up to 2.0% of the sales price of all shares of Common Stock sold through it as the Company’s Sales Agent under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of Common Stock by the Company through or to the Sales Agents, the Company may enter into one or more collared forward sale agreements (each, a “Collared Forward Sale Agreement”) with a Forward Purchaser under the applicable master forward confirmation and the related supplemental confirmation between the Company and such Forward Purchaser, pursuant to which the Company will agree to sell to such Forward Purchaser up to the maximum number of shares of Common Stock underlying such Collared Forward Sale Agreement (subject to adjustment as set forth therein). Subject to the terms and conditions of the Equity Distribution Agreement and such Collared Forward Sale Agreement, such Forward Purchaser or its affiliate will use commercially reasonable efforts to borrow, and the affiliated Forward Seller will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell, the maximum number of shares of Common Stock underlying such Collared Forward Sale Agreement over a forward hedge selling period in connection with the establishment of such Forward Purchaser’s initial hedge positions in respect of such Collared Forward Sale Agreement.

The Company will set the scheduled maturity date for a Collared Forward Sale Agreement at the time it enters into such Collared Forward Sale Agreement based, among other factors, upon the market conditions at the time. Although the Company will not have a right to terminate or settle such Collared Forward Sale Agreement early, the relevant Forward Purchaser will have the right to accelerate the scheduled maturity date for such Collared Forward Sale Agreement at any time on or after a specified first acceleration date, along with certain other customary early termination rights.

The collared forward sale price that the Company expects to receive under any Collared Forward Sale Agreement for each share of Common Stock deliverable thereunder will be equal to an amount determined based on the arithmetic average of volume-weighted average prices of shares of Common Stock during a valuation period that will run prior to the maturity date for such Collared Forward Sale Agreement (whether the scheduled maturity date or an accelerated maturity date at the election of the relevant Forward Purchaser), provided that the collared forward sale price will not be less than the applicable floor price and will not be greater than the applicable cap price (each as defined below), subject to customary adjustment terms set forth in such Collared Forward Sale Agreement. Such Collared Forward Sale Agreement will specify a floor percentage (which will be less than 100%) and a cap percentage (which will be more than 100%). A forward floor price (the “floor price”) and a forward cap price (the “cap price”) for each component of such Collared Forward Sale Agreement will be determined by multiplying the volume-weighted average price at which the relevant Forward Seller executes or causes to be executed sales of Common Stock during the applicable forward hedge selling period in connection with the establishment of the relevant Forward Purchaser’s initial hedge positions in respect of such component (the “hedge reference price”) by the floor percentage and the cap percentage specified in such Collared Forward Sale Agreement, respectively.

The Company will not initially receive any proceeds from any sales of Common Stock by a Forward Seller in connection with any Collared Forward Sale Agreement. On the settlement date for such Collared Forward Sale Agreement, (1) the Company will deliver to the relevant Forward Purchaser the aggregate number of shares of Common Stock underlying all components of such Collared Forward Sale Agreement (together with cash in lieu of any fractional share), and (2) such Forward Purchaser will pay to the Company (i) an amount equal to the sum for all components of such Collared Forward Sale Agreement of the product of (A) the number of shares of Common Stock underlying such component, multiplied by (B) the floor price for such component less the product of (x) the hedge reference price for such component multiplied by (y) a forward hedge selling commission rate that may be zero but no greater than 2.0% and (ii) an amount equal to the sum for all components of such Collared Forward Sale Agreement of the product of (x) the number of shares of Common Stock underlying such component, multiplied by (y) the amount by which the collared forward sale price (which may not exceed the cap price) for such component exceeds the floor price for such component. However, the Company will, subject to certain conditions specified in such Collared Forward Sale Agreement, have the right to elect to receive the consideration described in clause (ii) above in the form of shares of Common Stock in lieu of cash, with the number of shares of Common Stock to be calculated over a period of time (the “unwind period”) following the date the Company makes such election (which period may extend past the physical settlement date for such Collared Forward Sale Agreement) based on the average of the SEC Rule 10b-18 volume-weighted average prices, as measured under such Collared Forward Sale Agreement, of shares of Common Stock during such unwind period.

The Company intends to use the net proceeds, if any, (x) from this offering, after deducting the Sales Agents’ commissions and offering expenses and (y) payable upon settlement of any Collared Forward Sale Agreement, in each case, for general corporate purposes. General corporate purposes may include, without limitation, repayment of indebtedness, payment of operating expenses, capital expenditures, investments in the Company’s subsidiaries, acquisitions, and support of its objective of migrating its enterprise credit profile toward investment grade.

The descriptions of the Equity Distribution Agreement and the Collared Forward Sale Agreements above are qualified in their entirety by reference to the text of the Equity Distribution Agreement, including the form of Master Forward Confirmation attached as Exhibit B thereto, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Common Stock that may be issued and sold pursuant to the Equity Distribution Agreement is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Equity Distribution Agreement, dated September 17, 2026, by and among CoreWeave, Inc. and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., SG Americas Securities, LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, acting as managers, Deutsche Bank AG, London Branch, Goldman Sachs Bank USA, Morgan Stanley & Co. LLC and Citibank, N.A., acting as forward purchasers, and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., acting as forward sellers, including the Form of Master Forward Confirmation attached thereto as Exhibit B.

5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
99.1	Press Release issued by CoreWeave, Inc. on September 17, 2026
99.2	Supplemental Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer